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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): SEPTEMBER 3, 2002

                              OWENS-ILLINOIS, INC.

               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                    1-9576                   22-2781933
       ---------------           ---------------            ---------------

 (State or Other Jurisdiction     (Commission              (I.R.S. Employer
      of Incorporation)           File Number)            Identification No.)

                                   ONE SEAGATE
                               TOLEDO, OHIO 43666

                    (Address of Principal Executive Offices)
                              --------------------

                                 (419) 247-5000

              (Registrant's telephone number, including area code)

                              --------------------



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ITEM 5.           OTHER MATTERS

                  On September 3, 2002, Owens-Illinois, Inc., announced that Gary F. Colter has been appointed to serve on the Owens-Illinois Board of Directors effective September 3, 2002. Attached as Exhibit 99.1 is a copy of the press release dated September 3, 2002.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  September 3, 2002                     OWENS-ILLINOIS, INC.
                                             (registrant)


                                             By:  /s/ EDWARD C. WHITE
                                                  -----------------------------
                                             Name: Edward C. White
                                             Its: Vice President and Controller

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                                  EXHIBIT INDEX


Exhibit 99.1.     Press Release dated September 3, 2002 of Owens-Illinois, Inc.


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